MAIN STREET BANCORP, INC.
                   DEFERRED COMPENSATION PLAN
                         AGREEMENT WITH
                      ROBERT D. MCHUGH, JR.

          This Agreement, executed this 14th day of October, 1999, by and between MAIN STREET BANCORP, INC., a Pennsylvania bank holding company of, 601 Penn Street, Reading, Pennsylvania 19601 (hereinafter referred to as the "Company") and ROBERT D. MCHUGH, JR. (hereinafter referred to as the "Participant"), an employee of the Company.

                            BACKGROUND

          A.  The Company established the Main Street Bancorp,
Inc. Deferred Compensation Plan (the "Plan") to offer deferred compensation in addition to current compensation to those officers and key employees of the Company. A copy of the Plan is attached hereto as Exhibit "A."

          B. The Board of Directors of the Company has elected to include Participant in the Plan.

          C. Participant's participation in the Plan shall be governed by the terms of the Plan except as may be modified by the terms of this Agreement.

                            AGREEMENT

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby agree as follows:

          1. Contribution. Within thirty days following the execution of this Agreement the Company shall deposit with the Trustee of the Trust (as those terms are defined in the Plan) the sum of $250,000, on account of the Participant. This sum shall constitute the sole contribution of the Company to the Plan on behalf of the Participant.

          2. Beneficiary Designation. Under the Plan certain benefits may accrue to the Designated Beneficiary (as defined in the Plan) of the Participant. Participant shall from time to time file with the Plan Administrator (as defined in the Plan) a beneficiary designation. Participant's initial beneficiary designation form is attached hereto as Exhibit "B." The Plan's claim procedure is included with the beneficiary designation form.

          3. Employment. This agreement does not constitute a contract of employment, and participation in the plan shall not give any person the right to be retained as an employee of the Company. At the time of the execution of this Agreement, employee's employment with the Company is governed by a certain employment agreement by and between the Company and Employee dated August 17, 1999, as may be amended and/or restated from time to time.

          4.  Miscellaneous.

               (a).Governing Law. Except to the extent preempted by federal law, this Agreement shall be construed, administered and enforced in accordance with the domestic internal laws of the Commonwealth of Pennsylvania.

               (b).Construction. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

               (c). Gender. Except when otherwise required by the context, and masculine, feminine or neuter terminology in this Agreement shall include the other genders, and any singular terminology shall include the plural and vice versa.

               (d). Agreement Binding. This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The company agrees that it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall either (i) be expressly assumed by its successor or successors; or (ii) otherwise provided for by the Company.

               (e).Conflicts. In the event there is a conflict between this Agreement and the Plan, this Agreement shall, prevail.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                              COMPANY:

                              MAIN STREET BANCORP, INC.
Witness:

___________________________   By: _______________________________


                              PARTICIPANT:

___________________________   ___________________________________
                              ROBERT D. MCHUGH, JR.



                    MAIN STREET BANCORP, INC.
                   DEFERRED COMPENSATION PLAN
                     BENEFICIARY DESIGNATION

Participant's Name:      Robert D. McHugh, Jr.
Address:                 306 Nottingham Drive
                         Barton Meadows
City:                    Spring City
State:                   PA
Zip:                     19475
Employer:                Main Street Bancorp, Inc.
Date of Birth:           08/23/54
Social Security Number:  ###-##-####

Marital Status:           ___ unmarried/divorced
                           X   married
                          ___ separated

     Instructions: Use this form to designate the person or persons to whom benefits under the Main Street Bancorp, Inc. Deferred Compensation Plan (the "Plan"), if any, are to be paid in the event of your death without a surviving spouse. If you are married or separated (but not divorced) at the time of your death, your spouse is deemed your designated beneficiary under the Plan. If you are not married at the time of your death and you have not completed this form, your estate shall be deemed to be your designated beneficiary.

           PART 1 - PRIMARY BENEFICIARY (BENEFICIARIES)

          I name the following as the Primary Beneficiary or Beneficiaries to receive any benefits payable upon my death in the proportions indicated:

1.  Name:          Denise M. McHugh
    Relationship:  Spouse
    Address:       306 Nottingham Drive
                   Barton Meadows
                   Spring City, PA  19475
    Percentage of total benefit to be paid to this person:  100%

2.  Name:
    Relationship:
    Address:

    Percentage of total benefit to be paid to this person:  ____%

3.  Name:
    Relationship:
    Address:

    Percentage of total benefit to be paid to this person:  ____%

          If I have named more than one Primary Beneficiary, and if one or more of those Primary Beneficiaries fail to survive me, I direct that the death benefit be divided among my surviving Primary Beneficiaries in the ratio established by the percentages indicated. If the percentages do not add up to 100%, the benefit payable shall be allocated by the ratio of the percentages.

         PART 2 - SECONDARY BENEFICIARY (BENEFICIARIES)

          If all of my Primary Beneficiaries designated in Part 1 die before I die, and if I fail, prior to my death, to name substitute Primary beneficiaries, any benefit payable upon my death shall be paid to the following Secondary Beneficiaries:

1.  Name:          Jennifer L. McHugh
    Relationship:  Daughter
    Address:       c/o 306 Nottingham Drive
                   Barton Meadows
                   Spring City, PA 19475

    Percentage of total benefit to be paid to this person:  20%

2.  Name:          Michelle D. McHugh
    Relationship:  Daughter
    Address:       c/o 306 Nottingham Drive
                   Barton Meadows
                   Spring City, PA 19475

    Percentage of total benefit to be paid to this person:  20%

3.  Name:          Shawna  R. McHugh
    Relationship:  Daughter
    Address:       c/o 306 Nottingham Drive
                   Barton Meadows
                   Spring City, PA 19475

    Percentage of total benefit to be paid to this person:  20%

4.  Name:          Donald (Buddy) Glaty
    Relationship:  Stepson

    Address:       c/o 306 Nottingham Drive
                   Barton Meadows
                 Spring City, PA 19475

    Percentage of total benefit to be paid to this person:  20%

5.  Name:          Mary Elizabeth Glaty
    Relationship:  Stepdaughter
    Address:       c/o 306 Nottingham Drive
                   Barton Meadows
                   Spring City, PA 19475

    Percentage of total benefit to be paid to this person:  20%

          If I have named more than one Secondary Beneficiary, and if one or more of those Secondary Beneficiaries fails to survive me, I direct that the death benefit be divided among my surviving Secondary Beneficiaries in the ratio established by the percentages indicated. If the percentages do not add up to 100%, the benefit payable shall be allocated by the ratio of the percentages.

          The execution of this form and delivery thereof to the Plan Administrator revokes all prior designations of beneficiaries that I have made.


Date: ________________       ____________________________________
                             Signature

Witnesses:______________     ____________________________________



Received, Plan Administrator,

By __________________________                     ______________
                                                  Month/Day/Year


                    MAIN STREET BANCORP, INC.
                   DEFERRED COMPENSATION PLAN
                         CLAIM PROCEDURE

          The Plan Administrator will supply you or your beneficiary with all forms necessary to request payment of your benefit. Upon receipt of a claim for a benefit, the Plan Administrator will, generally within 90 days, make a determination as to whether the claim will be honored. (The Plan Administrator may, in special circumstances, extend the initial 90-day determination period for an additional 90 days if, within the initial 90-day period, written notice is sent to you or your beneficiary indicating what the special circumstances are and the date by which a decision will be made).

          In the event your or your designated beneficiary's claim is initially denied in whole or in part, the Plan
Administrator will notify you or your beneficiary of the denial and give the following information:

          (a)  the specific reason or reasons for the denial;

          (b) specific references to the Plan provisions upon which the denial is based;

          (c) a description of any additional information which may be needed and an explanation of which such information is needed; and

          (d)  an explanation of the Plan's review procedure.

          Within 60 days of the receipt of the initial denial, you or your beneficiary (or a duly authorized representative, such as a lawyer) may request a review of the Plan Administrator's decision, review pertinent documents, and submit issues and comments in writing for the Plan Administrator's consideration.

          Upon receipt of an appeal, the Plan Administrator shall render a final decision with in 60 days unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the appeal. If an extension is required because of special circumstances, written notice of such extension will be furnished to you or your beneficiary prior to the beginning of the extension.

          The Plan Administrator's decision on appeal will be in writing and will list specific reasons for the decision, as well as specific references to the Plan document upon which the decision is based. If a decision is not rendered by the deadline, the appeal is automatically treated as denied.

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